SECOND AMENDMENT
TO
AMENDED AND RESTATED
SHAREHOLDER AGREEMENT
OF
MNA ADVISORS, INC.
A New York Corporation
This Second Amendment (this “Amendment”) to the Amended and Restated Shareholder Agreement of MNA Advisors, Inc., a New York Corporation (the “Company”), is entered into effective as of January 1, 2013 (the “Effective Date”), by and among the shareholders of the Company (the “Shareholders”).
R E C I T A L S
WHEREAS, the Shareholders entered into the Amended and Restated Shareholders Agreement dated November 23, 2011 (the “Original Agreement”);
WHEREAS, the Shareholders entered into the First Amendment to Amended and Restated Shareholders Agreement dated November 23, 2011 (together with the Original agreement the “Amended Agreement”);
WHEREAS, the Shareholders agreed to amend as of the Effective Date several provisions of the Amended Agreement; and
NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the Shareholders agree as follows:
1.Definitions. Any capitalized term used, but not defined, in this Amendment shall have its respective meaning as set forth in the Amended Agreement.
2.    Amendments. From and after the Effective Date:
(a)    Sections 9.1.1 and 9.1.2 shall be amended and restated in their entirety to read as follows:
“9.1.1    A percentage of Shares of each Employee shall be Vested Shares upon execution of this Agreement. The percentage that shall vest shall equal fifteen (15%) percent.

9.1.2    A percentage of each Employee's Unvested Shares (the "Unvested Time Shares") shall vest on each November 18, 2012, November 18, 2013 and November 18, 2014 provided such Employee is employed on such date by Manning & Napier Group, LLC (or any of its subsidiaries). The percentage that shall vest shall equal five (5%) percent of such Employee’s pre IPO equity as reflected on the ownership statements as of December 31, 2012, that were delivered to the Employees on February 14, 2013. The aggregate number of Unvested Time Shares as of December 31, 2012 that will be subject to vesting (in the three year period) pursuant to this Section 9.1.2 shall be 610,121, as adjusted for future employee departures or other changes.”
(b)    Sections 20.1 and 20.2 shall be amended and restated in their entirety to read as follows:
“20.1    Redemption In General. The Company's primary asset shall be its ownership interest in M&N Group Holdings, LLC, whose primary asset shall be its ownership in the units of Manning and Napier Group, LLC. Each year beginning with the calendar year 2013 the Shareholders (other than Manning) shall be entitled to have redeemed by the Company a portion of their Vested Shares. The mechanism for effectuating such redemption shall be that the Shareholders (other than Manning) shall have an annual subscription period in the first Quarter of each calendar year, whereby each Shareholder (other than Manning) shall inform the Company of (i) how many of their Unvested Time Shares that have become Vested Shares such Shareholder would like to have redeemed (for clarity, such Shares shall not be subject to the General Limit (as defined below)) and (ii) beginning in 2014, how many of their Unvested Performance Shares that have become Vested Shares such Shareholder would, subject to the General Limit, like to have redeemed; provided, however, that if the total Vested Shares that the Shareholders (other than Manning) wish to have redeemed (pursuant to this clause (ii)) is in excess of what is allowed under the General Limit, then each such Shareholder who wishes to be redeemed shall have his or her Vested Shares (pursuant to this clause (ii)) redeemed by the Company based on his or her pro rata percentage (based of Vested Shares) of the General Limit. The procedure of such annual subscription period shall be determined by the CEO. After the Company has determined the amount, if any, of Shares that are to be redeemed the Company shall direct M&N Group Holdings, LLC to cause there to be either (x) an Interim Capital Transaction (as such term is defined in the M&N Group Holdings, LLC operating agreement) in an amount sufficient to redeem a number of units of M&N Group Holdings, LLC that will allow the Company to redeem the Vested Shares that have been requested to be redeemed pursuant to (i) and (ii) above and that are within the General Limit (with respect to (ii) only) or (y) such other transaction as agreed to by M&N Group Holdings, LLC and the Company which will allow the Company to redeem the Vested Shares that have been requested to be redeemed pursuant to (i) and (ii) above and that are within the General Limit (with respect to (ii) only). For purposes of this Agreement the “General Limit” shall be equal to the number of Shares that can be redeemed that results in the sale of not more than 1,333,500 units of Manning and Napier Group, LLC; provided, however, that the Board may increase the General Limit to allow for additional redemptions and at its sole discretion.

Notwithstanding the above, if any Shareholder (other than Manning) shall die, his estate or heirs shall be entitled to request the Company to redeem all of such Shareholder's Vested Shares without regard to the General Limit.

The purchase price that the Company shall pay a Shareholder for his or her Vested Shares that are subject to redemption shall be equal to the amount the Company receives (less any ordinary and necessary expenses incurred by the Company to effectuate such redemption) from M&N Group Holdings, LLC with respect to the Vested Shares of such Shareholder that are the subject of the redemption.

20.2.    Additional Sale Rights.

20.2.1    Manning, subject to the limitations contained in any other agreement, shall have the right, at any time, to cause the Company to direct M&N Group Holdings, LLC to cause there to be a Interim Capital Transaction (or such other transaction approved by Manning) in an amount sufficient to redeem a number of units of M&N Group Holdings, LLC that will allow the Company to redeem the Shares that Manning has requested to be redeemed.

20.2.2    In addition to the Shareholder's Individual Limit provided in Section 20.1 above, to the extent Manning shall sell any of his direct or indirect ownership interest in Manning & Napier Group, LLC the Shareholders shall have the right to have a similar percentage of their Vested Shares (that were Unvested Performance Shares) redeemed by the Company by increasing the General Limit (for such year).”

3.    Miscellaneous Provisions
(a)    This Amendment shall constitute and evidence the unanimous written consent of all Shareholders to this Amendment within the meaning of Section 22.2 of the Original Agreement.
(b)    Except as expressly amended hereby, the terms and conditions of the Original Agreement are hereby ratified and confirmed, and shall continue in full force and effect. In the event of any conflict or inconsistency between the terms set forth herein and the terms of the Original Agreement, the terms contained in this Amendment shall control.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws and decisions of the State of New York, without regard to conflict of law rules applied in such State.
(d)    This Amendment constitutes the entire understanding among the parties hereto. No waiver or modification of the provisions of this Amendment shall be valid unless it is in writing and executed pursuant to Section 22.2 of the Original Agreement and then, only to the extent therein set forth.
(e)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement binding on the Shareholders. For purposes of this Amendment, any signature hereto transmitted by facsimile or e-mail (in PDF format) shall be considered to have the same legal and binding effect as any original signature hereto.
[THE NEXT PAGE IS THE SIGNATURE PAGE.]
The parties hereto have, in fact, made and effectuated the agreements and transactions set forth herein above on the Effective Date, and have executed this instrument as of the 29th day of March, 2013, as a formality to confirm the agreements and transactions so made and effectuated by the parties on the Effective Date.

MNA ADVISORS, INC.:

By: /s/ Michelle Thomas
Name: MICHELLE THOMAS
Title: Corporate Secretary

SHAREHOLDERS:

CHRISTOPHER LONG

/s/ Christopher Long

JAY WELLES

/s/ Jay Welles

JEFFREY S. COONS

/s/ Jeffrey S. Coons

CHRISTOPHER F. PETROSINO

/s/ Christopher F. Petrosino

JAMES T. HERBST

/s/ James T. Herbst
MARK MACPHERSON

/s/ Mark Macpherson

CHARLES H. STAMEY

/s/ Charles H. Stamey

BRIAN GAMBILL

/s/ Brian Gambill

GARY HENDERSON

/s/ Gary Henderson

JEFFREY W.DONLON

/s/ Jeffrey W. Donlon

WILLIAM MANNING

/s/ William Manning

JODI L. HEDBERG

/s/ Jodi L. Hedberg

MICHELE T. MOSCA

/s/ Michele T. Mosca

DAVID C. ROEWER

/s/ David C. Roewer
BRIAN LESTER

/s/ Brian Lester

TIMOTHY WILLIS

/s/ Timothy Willis

GEORGE J. NOBILSKI

/s/ George J. Nobilski

KEITH HARWOOD

/s/ Keith Harwood

AJAY SADARANGANI

/s/ Ajay Sadarangani

JEFFREY A. HERMANN

/s/ Jeffrey A. Hermann

PAUL R. SMITH

/s/ Paul R. Smith

KATHRYN MAURER

/s/ Kathryn Maurer

KRISTIN CASTNER

/s/ Kristin Castner
CHRISTOPHER CUMMINGS

/s/ Christopher Cummings

MICHAEL PLATANIA

/s/ Michael Platania

OTTO ODENDAHL

/s/ Otto Odendahl

ANTONY DESORBO

/s/ Anthony DeSorbo

JEFFREY M. TYBURSKI

/s/ Jeffrey M. Tyburski

JASON LISIAK

/s/ Jason Lisiak

ROBERT CONRAD

/s/ Robert Conrad

MICHELE R. MCGINN

/s/ Michele R. McGinn

SEAN J. YARTON

/s/ Sean J. Yarton

BETH H. GALUSHA

/s/ Beth H. Galusha

ERIC DANIELS

/s/ Eric Daniels

ROBERT PICKELS

/s/ Robert Pickels

JACK W. BAUER

/s/ Jack W. Bauer

PATRICK CUNNINGHAM

/s/ Patrick Cunningham

CHRISTINE M. GLAVIN

/s/ Christine M. Glavin

B. REUBEN AUSPITZ

/s/ B. Reuben Auspitz

CHRISTIAN ANDREACH

/s/ Christian Andreach
JUSTIN T. GOLDMAN

/s/ Justin T. Goldman

SAMMY AZZOUZ

/s/ Sammy Azzouz

MICHAEL J. MAGIERA

/s/ Michael J. Magiera

VIRGE TROTTER

/s/ Virge Trotter

SCOTT PILCHARD

/s/ Scott Pilchard

RICHARD B. YATES

/s/ Richard B. Yates

MARC D. TOMMASI

/s/ Marc D. Tommasi